UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐            Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting material Pursuant to §240.14a-12

Masimo Corporation

(Name of Registrant as Specified In Its Charter)

POLITAN CAPITAL MANAGEMENT LP
POLITAN CAPITAL MANAGEMENT GP LLC
POLITAN CAPITAL PARTNERS GP LLC
POLITAN CAPITAL NY LLC
POLITAN INTERMEDIATE LTD.
POLITAN CAPITAL PARTNERS MASTER FUND LP
POLITAN CAPITAL PARTNERS LP
POLITAN CAPITAL OFFSHORE PARTNERS LP
QUENTIN KOFFEY
MATTHEW HALL
AARON KAPITO
MICHELLE BRENNAN

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

On May 18, 2023, Politan Capital Management LP, a Delaware limited partnership (“Politan”) posted the following material to the website, at www.AdvanceMasimo.com (the “Site”) and such material posted to the Site is filed herewith. Politan or its fellow participants in the proxy solicitation may publish the material, or portions thereof, on the Website relating to Masimo Corporation (the “Company”), and they may otherwise from time to time distribute the material or portions thereof.

About PolitanOur NomineesThird Party PerspectivesImportant MaterialsContact Us Bring Needed Change to Masimo’s BoardPolitan, a 8.9% owner of Masimo, is fully aligned with the success of the Company and long-term value creation for the benefit of all shareholders. That is why Politan has nominated two ideally-qualified director candidates – Michelle Brennan and Quentin Koffey – for election to the Board at the 2023 AGM. Michelle Brennan Quentin Koffey MEET OUR NOMINEES

Masimo Is an Extreme Outlier: Poor Governance Resulting in a Discounted Valuation Shareholders have understandably lost confidence in the stewardship of Masimo’s Board Substantial market value drop after M&A Collapse in Valuation • Masimo’s market value declined by $5+B upon announcing its $1B acquisition of Sound United • The decline in value is an extraordinary outlier: At 5x the purchase price, the drop is 19x the standard deviation seen in US public markets following a deal. In fact, the second largest decline in the past decade was 1.6x the purchase price. • This drastic loss of value reflects more than customary concerns about a controversial deal – it reveals a crisis of governance, as investors believe there is no oversight of management. • This $4+B valuation discount – approximately 40% of the Company’s current market capitalization – persists today.

Exceptionally high director withhold votes Persistent Governance Failures “Better governance doesn’t drive better stock price.” - Michael Cohen, Masimo Lead Director • Masimo ranks in the bottom fifth percentile of the entire Russell 3000 for votes against directors over the past decade. • Masimo is the only public company in the US with a market valuation above $5B with no independent leadership, a staggered board and five or fewer directors. • The Company has failed to meet prior commitments made to shareholders – it refused to comply with its 2015 governance agreement to expand the Board to seven directors.

Longstanding Say on Pay failures Egregious Compensation & Side Payments • Masimo ranks in the bottom one percentile of the entire Russell 3000 for “Say-on-Pay” and has failed its Say-on-Pay vote for six of the last twelve years. • The CEO’s compensation is over 1.6x peers and 2.6x peers as a percentage of revenue. • The Board has permitted a variety of related party payments to Mr. Kiani, including paying $17M/year in royalties to Cercacor (owned and controlled by Mr. Kiani) and permitting Mr. Kiani to use the Masimo Foundation as a personal foundation (with his wife and sister comprising the majority of the foundation’s board for most of its history).

Excessive change of control payment Unprecedented Special Payments • Masimo’s change in control payment of $600+M for Mr. Kiani is 54x the peer median and in the top 0.1 percentile of S&P1500 companies. • More extreme is the fact that the payment is triggered even if there is no change in control, but instead if there is simply independent leadership of the Board appointed or shareholders elect to change 1/3rd of the Board. Effectively, Mr. Kiani’s employment agreement means Masimo’s Board is permanently staggered. We believe it is illegal and as part of ongoing litigation, Masimo had to waive application of this extreme payment for the 2023 annual meeting. • CalSTRS joined Politan in challenging the employment agreement in court, stating “CalSTRS has been a Masimo stockholder for more than a decade... The Masimo CEO’s employment agreement is not only counter to the best interests of the Company’s stockholders, but also sets a dangerous precedent. Ultimately, good governance drives greater value and that is why we are joining this lawsuit.”

“This is not just about Politan being able to nominate directors at MASI, it is about shareholder rights and the future of shareholder activism – we do not believe it is an overstatement to say that the entire concept of corporate democracy rests on the outcome of this case.” Unending Entrenchment Tactics • Less than one week after management’s first meeting with Politan, Masimo’s Board adopted advance notice bylaws designed to disenfranchise shareholders by making it extremely difficult – if not outright impossible – for Politan, or any other investment fund shareholder, to nominate directors for election to the Masimo Board. • Despite the bylaws receiving waves of intense criticism from governance experts across both sides of the investor / company aisle, Masimo’s Board defended the bylaws and only removed them once Mr. Kiani’s compensation plan was put at risk due to the litigation.

Third Party Perspectives “Kiani's contract is not in the best interest of investors and ‘sets a dangerous precedent,’ Aeisha Mastagni, CalSTRS Portfolio Manager of Sustainable Investment and Stewardship Strategies said… Judge Nathan Cook called the potential payout to Kiani an ‘astounding amount.’” California teachers pension fund joins Politan's legal fight against Masimo “US companies with the court’s backing have increasingly been free to create hoops for dissident investors to jump through before waging proxy contests. But the set of requirements Masimo is seeking to impose has the investment and legal community wondering if this time corporate America has pushed the envelope too far.” The Wall Street fight that has echoes of the cold war “This is not just about Politan being able to nominate directors at MASI, it is about shareholder rights and the future of shareholder activism – we do not believe it is an overstatement to say that the entire concept of corporate democracy rests on the outcome of this case.” Marginalizing Activist Shareholders Indefinitely “When you’ve found a corporate defense that makes Wachtell uneasy, you’ve overshot…The Delaware court has to balance two things: giving corporate managers the freedom to run their business, and ensuring accountability and reasonable access to the ballot for shareholders. This bylaw will kill the latter, and goes too far in the tug-of-war between management and shareholders.” A fight for the boardroom of America “Masimo apparently capitulated and completely undid its bylaw amendments to 'moot' the lawsuit, said Kai Liekefett, who defends corporations against activist investors as co-chair of law firm Sidley Austin's shareholder activism and corporate defense practice.” Masimo reverses bylaws requiring detailed activist information READ MORE

We Want To Hear From You Please anonymously submit your comments or concerns using the adjacent form. We’d love to hear from you. Note that your personal information will not be saved. FOR INVESTORS D.F. King & Co., Inc. Ed McCarthy emccarthy@dfking.com FOR MEDIA Longacre Square Partners politan@longacresquare.com STAY UPDATED HomeAbout PolitanOur NomineesThird Party PerspectivesImportant ResourcesContact Us DISCLAIMER & PRIVACY POLICY

I. Disclaimer

This website and the information contained herein (collectively, the “Site”) are being made available to all stockholders of Masimo Corporation, a Delaware corporation (“Masimo” or the “Company”). Except as otherwise set forth on this Site, the views expressed on this Site reflect the opinions of Politan Capital Management LP and certain of its affiliates (collectively, “Politan”), and are based on publicly available information with respect to the Company. Politan recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with Politan’s conclusions. Politan reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such change, except as required by law. Politan disclaims any obligation to update the information or opinions contained on this Site. For the avoidance of doubt, this Site is not affiliated with, or endorsed by, Masimo.

Certain financial projections and statements made herein have been derived or obtained from filings made with the United States Securities and Exchange Commission (“SEC”) or other regulatory authorities and from other third party reports. Neither Politan nor any of its affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. Politan has neither sought nor obtained consent from any third party to use any statements or information indicated herein as having been obtained or derived from statements made or published by third parties. Politan does not endorse third party estimates or research, which are used herein solely for illustrative purposes. Select figures presented on this Site have not been calculated using generally accepted accounting principles (“GAAP”) and have not been audited by independent accountants. Such figures may vary from GAAP accounting in material respects and there can be no assurance that the unrealized values reflected within such materials will be realized.

This Site does not recommend the purchase or sale of any security, and should not be construed as legal, tax, investment or financial advice, and the information contained herein should not be taken as advice on the merits of any investment decision.

Not an Offer to Sell or Buy

The materials on this Site are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. Funds and investment vehicles managed by Politan (collectively, the “Politan Owners”) currently beneficially own or hold a significant number of shares of common stock (“Common Stock”), par value $0.001 per share, of the Company (the “Shares”). The Politan Owners are in the business of trading — buying and selling — securities, and intend to continue trading in the securities of the Company. You should assume such Politan Owners will from time to time sell all or a portion of their holdings of the Company in open market transactions or otherwise (including via short sales), buy additional Shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such Shares, regardless of the views expressed on this Site. Consequently, the Politan Owners’ beneficial ownership of the Shares may vary over time depending on various factors, with or without regard to Politan’s view of the Company’s business, prospects or valuation (including the market price of the Shares), including, without limitation, other investment opportunities available to Politan, concentration of positions in the portfolios managed by Politan, conditions in the securities markets and general economic and industry conditions. Politan also reserves the right to take any actions with respect to investments in the Company as it may deem appropriate, including, but not limited to, communicating with the Company’s management, the Company’s board of directors, other investors and stockholders, stakeholders, industry participants, and/or interested or relevant parties about the Company or seeking representation on the Company’s board of directors, solicit proxies with respect to the Company, and to change its intentions with respect to its investments in the Company at any time, and Politan disclaims any obligation to notify the market or any other party of any such changes or actions, except as required by applicable law.

None of the information on this Site is derived from non-public information of and publicly traded companies discussed herein. Although Politan believes the statements made on this Site are accurate in all material respects and do not omit to state material facts necessary to make those statements not misleading, Politan makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and each of Politan, the other Participants (as defined below) and their respective affiliates expressly disclaim any liability relating to those statements or communications, including as to their accuracy, fairness or completeness (or for omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

Cautionary Statement Regarding Forward-Looking Statements

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe Politan’s objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption, the projected results or the forward looking statements included herein are, or will be proven, correct or accurate. If one or more of the risks or uncertainties materialize, or if Politan’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, the inclusion of such information should not be regarded as a representation by Politan as to future results or that the future plans, objectives, strategic initiatives, estimates or expectations expressed or implied by such information will ever be achieved.

The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Politan.

Though certain material on this Site may contain projections, nothing on this Site is intended to be a prediction of the future trading price or market value of securities of the Company. Accordingly, there is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by Politan herein are based on assumptions that Politan believes to be reasonable as of the date of the materials on this Site, but there can be no assurance or guarantee (i) that any of the proposed actions set forth on this Site will be completed, (ii) that the actual results or performance of the Company will not differ, and such differences may be material, or (iii) that any of the assumptions provided in this Site are accurate.

Politan will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Testimonials, Other Quotations and Third Party Statements

Any individuals referenced on the testimonials page (i) are not current clients or investors of Politan, (ii) have not received compensation or other consideration in connection with the statements made herein, and (iii) have current or former business relationships with Politan that could create an incentive for them to speak favorably about Politan. Specifically, such individuals may speak positively about their companies’ investors or such investors’ board representatives to develop and maintain such relationships rather than for any other reason.

Certain statements and information included herein have been sourced from third parties. Politan does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. Politan does not endorse third-party estimates or research which are used on this Site solely for illustrative purposes. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or any other regulatory agency or from any third party, are accurate. Past performance is not an indication of future results.

This Site may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinions of Politan.

Concerning Intellectual Property

All registered or unregistered service marks, trademarks and trade names referred to on this Site are the property of their respective owners, and Politan’s use herein does not imply an affiliation with or endorsement by, the owners of these service marks, trademarks and trade names.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The Politan Funds (as defined below), together with the other Participants (as defined below), have filed a preliminary proxy statement and accompanying BLUE universal proxy card with the SEC to be used to solicit votes in connection with the 2023 annual meeting of stockholders of Masimo for the purpose of supporting certain proposals including the proposal to elect Quentin Koffey and Michelle Brennan to the Company’s Board of Directors.

POLITAN STRONGLY ADVISES ALL STOCKHOLDERS OF MASIMO TO READ THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (STOCKHOLDERS CAN CALL TOLL-FREE: +1 (866) 620-9554).

The Participants in the solicitation are Politan Capital Management LP, Politan Capital Management GP LLC, Politan Capital Partners GP LLC, Politan Capital NY LLC, Politan Intermediate Ltd., Politan Capital Partners Master Fund LP (“Politan Master Fund”), Politan Capital Partners LP (“Politan LP”), and Politan Capital Offshore Partners LP (“Politan Offshore” and collectively with

Politan Master Fund and Politan LP, the “Politan Funds”), Quentin Koffey, Matthew Hall, Aaron Kapito and Michelle Brennan (collectively, the “Participants”).

As of the date hereof, (i) Politan Capital Partners Master Fund LP directly owns 4,712,518 Shares of Common Stock, and (ii) Politan Capital NY LLC is the direct and record owner of 1,000 Shares of Common Stock. Politan Capital Management LP, as the investment adviser to the Politan Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 4,713,518 Shares, and, therefore, Politan Capital Management LP may be deemed to be the beneficial owner of all of the Shares. The Shares collectively represent approximately 8.9% of the outstanding Shares of Common Stock based on 52,779,770 Shares of Common Stock outstanding as of April 1, 2023, as reported in Masimo’s Quarterly Report on Form 10-Q filed on May 10, 2023. As the general partner of Politan Capital Management LP, Politan Capital Management GP LLC may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Shares and, therefore, Politan Capital Management GP LLC may be deemed to be the beneficial owner of all of the Shares. As the general partner of the Politan Funds, Politan Capital Partners GP LLC may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) all of the Shares, and, therefore, Politan Capital Partners GP LLC may be deemed to be the beneficial owner of all of the Shares. By virtue of Mr. Koffey’s position as the managing partner and chief investment officer of Politan Capital Management LP and as the managing member of Politan Capital Management GP LLC and Politan Capital Partners GP LLC, Mr. Koffey may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Shares and, therefore, Mr. Koffey may be deemed to be the beneficial owner of all of the Shares. As of the date hereof, none of Mr. Hall, Mr. Kapito or Ms. Brennan own beneficially or of record any Shares of Common Stock.

II. Cookie Policy

Last updated April 14, 2023

INTRODUCTION

Politan Capital Management LP (“we” or “us” or “our”) may use cookies, web beacons, tracking pixels, and other tracking technologies when you visit our website, www.advancemasimo.com, including any other media form, media channel, mobile website, or mobile application related or connected thereto (collectively, the “Site”) to help customize the Site and improve your experience.

We reserve the right to make changes to this cookie policy (this “Cookie Policy”) at any time and for any reason. We will alert you about any changes by updating the “Last Updated” date of this Cookie Policy. Any changes or modifications will be effective immediately upon posting the updated Cookie Policy on the Site, and you waive the right to receive specific notice of each such change or modification.

You are encouraged to periodically review this Cookie Policy to stay informed of updates. You will be deemed to have been made aware of, will be subject to, and will be deemed to have accepted the changes in any revised Cookie Policy by your continued use of the Site after the date such revised Cookie Policy is posted.

USE OF COOKIES

A “cookie” is a string of information which assigns you a unique identifier that we store on your computer. Your browser then provides that unique identifier to use each time you submit a query to the Site. We use cookies on the Site to, among other things, keep track of services you have used, record registration information, record your user preferences, keep you logged into the Site, facilitate purchase procedures, and track the pages you visit. Cookies help us understand how the Site is being used and improve your user experience.

TYPES OF COOKIES

The following types of cookies may be used when you visit the Site:

Analytics Cookies

Analytics cookies monitor how users reached the Site, and how they interact with and move around once on the Site. These cookies let us know what features on the Site are working the best and what features on the Site can be improved.

Our Cookies

Our cookies are “first-party cookies”, and can be either permanent or temporary. These are necessary cookies, without which the Site would not work properly or be able to provide certain features and functionalities. Some of these may be manually disabled in your browser, but may affect the functionality of the Site.

Personalization Cookies

Personalization cookies are used to recognize repeat visitors to the Site. We use these cookies to record your browsing history, the pages you have visited, and your settings and preferences each time you visit the Site.

Security Cookies

Security cookies help identify and prevent security risks. We use these cookies to authenticate users and protect user data from unauthorized parties.

Site Management Cookies

Site management cookies are used to maintain your identity or session on the Site so that you are not logged off unexpectedly, and any information you enter is retained from page to page. These cookies cannot be turned off individually, but you can disable all cookies in your browser.

Third-Party Cookies

Third-party cookies may be placed on your computer when you visit the Site by companies that run certain services we offer. These cookies allow the third parties to gather and track certain information about you. These cookies can be manually disabled in your browser.

CONTROL OF COOKIES

Most browsers are set to accept cookies by default. However, you can remove or reject cookies in your browser’s settings. Please be aware that such action could affect the availability and functionality of the Site.

For more information on how to control cookies, check your browser or device’s settings for how you can control or reject cookies, or visit the following links:

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Iphone or Ipad (Safari)

OTHER TRACKING TECHNOLOGIES

In addition to cookies, we may use web beacons, pixel tags, and other tracking technologies on the Site to help customize the Site and improve your experience. A “web beacon” or “pixel tag” is a tiny object or image embedded in a web page or email. They are used to track the number of users who have visited particular pages and viewed emails, and acquire other statistical data. They collect only a limited set of data, such as a cookie number, time and date of page or email view, and a description of the page or email on which they reside. Web beacons and pixel tags cannot be declined. However, you can limit their use by controlling the cookies that interact with them.

REMARKETING

We use third party vendor re-marketing tracking cookies, including the Google Adwords tracking cookie. Consequently, we will continue to display ads to you across the Internet, specifically on the Google Content Network (GCN). We respect your privacy and we do not collect any identifiable information through the use of Google’s or any other third party’s remarketing system. Third party vendors, including Google, use cookies to serve ads based on a user’s prior visits to a website. The third-party vendors whose services we use, including Google, will place cookies on web browsers in order to serve ads based on past visits to our Site. This allows us to continue to market our services to those who have shown interest in our Site.

PRIVACY POLICY

For more information about how we use information collected by cookies and other tracking technologies, please refer to our Privacy Policy below. This Cookie Policy is part of and is incorporated into our Privacy Policy. By using the Site, you agree to be bound by this Cookie Policy and our Privacy Policy.

CONTACT US

If you have questions or comments about this Cookie Policy, please contact: politan@Longacresquare.com.

III. Privacy Policy

This privacy policy (“Privacy Policy”) sets forth the privacy practices of Politan Capital Management LP (“Politan,” “we,” “our,” or “us”) with respect to our collection, use, sharing, and disclosure of Personal Information (as defined herein), including, but not limited to, Personal Information collected through this website (the “Site”), how it is used, and the circumstances under which it may be shared and disclosed. This Privacy Policy constitutes a legally binding agreement between you and Politan that conditions your use of the Site, where and as permitted by applicable law.

If you are a California resident, please also read our Privacy Notice for California Consumers below.

1. Personal Information We Collect

When you visit the Site and during our ordinary business activities, Politan may collect or ask you to provide certain nonpublic personal information (“Personal Information”) in order to help us manage our relationship with you and serve your investment needs. The Personal Information we may collect from you may include personally identifiable information including names, residential or business addresses, or other contact details, signature, nationality, tax identification or passport number, date of birth, place of birth, photographs, copies of identification documents, bank account details, information about assets or net worth, credit history, information on investment activities, or other personal information, such as certain special categories of personal data (including, where relevant, information on political affiliations, ethnic origin, or criminal convictions), as specified under applicable law, that may be contained in the relevant materials, documents, or obtained through background searches.

2. Sources of Personal Information

We may collect Personal Information from:

•	Your communications with us;

•	Your transactions with us;

•	Services providers; and

•	Affiliates.

3. How We Use Personal Information

We use Personal Information for the following business purposes:

•	To provide our products and services and serve your investment needs;

•	To provide customer service and process your requests and inquires;

•	To offer new information, products and services;

•	To process subscriptions;

•	To open an advisory account or securities brokerage account;

•	To process transactions for client accounts;

•	For account maintenance;

•	To confirm your identity;

•	To communicate with you;

•	To protect the security and integrity of the Site;

•	To prevent or investigate fraud or other unlawful activity, and detect security incidents; and

•	To comply with and enforce applicable legal requirements.

4. How We Share Personal Information

Your privacy is important to us. Politan does not disclose any Personal Information to nonaffiliated third parties, except to service or manage a client’s account or as permitted or required by law. We do not sell any Personal Information.

Every client has the right to direct Politan not to disclose the Personal Information about that client to a nonaffiliated third party. If a client would like to exercise its right to opt out of this Privacy Policy, each client must provide a written statement exercising that right. This right to opt out may be exercised at any time and will remain in effect until written notice revoking said right is received by Politan from the client. However, in the event Politan encounters circumstances where it is compelled by law to disclose a client’s Personal Information, Politan must provide, to non-affiliated third parties, a client’s Personal Information even if the client has exercised its right to opt out.

5. How We Protect Personal Information

Politan seeks to carefully safeguard Personal Information. We will use commercially reasonable efforts to ensure that Personal Information is kept secure and safe from any loss or unauthorized disclosure or use. We restrict access to our client’s Personal Information to employees or other personnel requiring that Personal Information to provide our products or services.

6. Notice for Residents of the European Economic Area and United Kingdom

Politan does not currently offer its products or services to natural persons residing in the European Union or the United Kingdom (“EEA/UK”) and, accordingly, is not required to comply with the EU General Data Protection Regulation (“GDPR”). Any personal data provided to us by you will be processed in the United States or other jurisdictions outside the EEA/UK which may not afford the same protections of personal data as under the GDPR or equivalent laws in the UK.

7. Contact Us

If you have any questions or comments about this Privacy Policy, please contact Politan at politan@Longacresquare.com.

IV. Privacy Notice For California Consumers

Last updated: April 14, 2023

This notice contains disclosures required by the California Privacy Rights Act (“CPRA”). Terms defined in the CPRA have the same meaning when used in this notice. This notice is only relevant to California residents (“consumers” or “you”), who may include the following: prospective investors, representatives of entities we do business with, employees/job applicants, and users of our website. Consumers with disabilities may access a printable copy of this notice in pdf format by [clicking here].

Information We Collect Through this Site. In the past 12 months, we have collected and shared for a business purpose the following categories of personal information (“Personal Information”) through this Site:

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Category

Identifiers

Examples

A real name, alias, email address, postal address, other contact details, Internet Protocol (IP) address, account name, copies of identification documents, Social Security number, driver’s license number, tax identification or passport number, or other similar personal identifiers.

Shared for Business Purpose

YES

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Category

Other personal information categories, as listed in the California Customer Records Statute

Examples

A signature, telephone number, employment, bank account number, information about assets or net worth, credit history, information on investment activities or any other financial information.

Shared for Business Purpose

YES

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Category

Protected classification characteristics under California or federal law

Examples

Age (40 years or older), race, citizenship, marital status, sex, veteran or military status.

Shared for Business Purpose

YES

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Category

Commercial information

Examples

Account activity, records of products or services purchased, obtained, or considered, or other purchasing histories.

Shared for Business Purpose

YES

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Category

Internet or other similar network activity

Examples

Browsing history, search history, information on a consumer’s interaction with a website, application, or advertisement.

Shared for Business Purpose

YES

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Category

Professional or employment-related information

Examples

Current or past job history.

Shared for Business Purpose

YES

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Category

Inferences drawn from other personal information

Examples

Profile reflecting a person’s preferences, characteristics and interests.

Shared for Business Purpose

YES

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Category

Sensitive Personal Information

Examples

A consumer’s Social Security number, driver’s license, state ID card, or passport number; account log-in or debit/credit card number in combination with any access code, password, or account credentials; precise geolocation; racial/ethnic origin, religious/philosophical beliefs, or union membership; contents of mail, email, and text messages; genetic data; biometric information; protected health information; or sex life or sexual orientation.

Shared for Business Purpose

YES

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Personal Information does not include information that is publicly available, de-identified/aggregated, or subject to the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) or the Gramm-Leach-Bliley Act (“GLBA”).

We collect Personal Information from the following categories of sources:

•	Your communications with us;

•	Our agents and service providers;

•	Our affiliates;

•	Information generated through use of our website; and

•	Entities we do business with.

We also may receive your personal data from other third parties or sources, such as the administrator, publicly accessible databases or registers, tax authorities, governmental agencies and supervisory authorities, credit agencies, fraud prevention and detection agencies, or publicly accessible sources, such as the Internet.

We do not knowingly collect, solicit or sell Personal Information from anyone under the age of 16 without the prior consent of a parent or guardian.

Purpose for Collection and Use of Personal Information. We may collect or use Personal Information for one or more of the following purposes:

•	Providing information about our products and services;

•	Providing product performance information and other updates;

•	One or more of the following business purposes:

•	Performing services (for us or our service provider) such as account servicing, processing orders and payments, and analytics;

•	Auditing related to our interactions with you (e.g., auditing compliance);

•	Legal compliance;

•	Detecting and protecting against security incidents, fraud, and illegal activity;

•	Debugging;

•	Internal research for technological improvement;

•	Internal operations; and

•	Activities to maintain and improve our services.

Sharing Personal Information. We may disclose Personal Information in one or more of the categories identified above to:

•	Agents and service providers, including, but not limited to: the administrator, brokers, auditors, legal advisors, law firms, financial advisors, consultants and placement agents;

•	Affiliates;

•	Business partners;

•	Legal or government regulatory authorities and/or self-regulatory organizations as required by applicable law; and

•	In connection with a potential business transfer.

In the past 12 months, we have not sold any Personal Information we collect to third parties, and we have shared the categories of Personal Information we collect only as set forth above.

Length of Time. We will keep your Personal Information for as long as necessary to comply with our regulatory or other legal obligations.

Rights of California Consumers. The CPRA provides a California consumer the following rights, subject to certain exceptions and limitations:

•	The right to request: (a) the categories and specific pieces of Personal Information we collect about you; (b) the categories of sources from which we collect your Personal Information; (c) our business or commercial purposes for collecting, selling or sharing your Personal Information; (d) the categories of Personal Information disclosed for a business purpose and the categories of persons to whom it was disclosed; and (e) the categories of your Personal Information (if any) that we have either sold, shared, or disclosed.

•	For certain categories of Personal Information, the right to request a list of what we disclosed to third parties for their own direct marketing purposes in the past 12 months and the names and addresses of those third parties.

•	The right to request that we delete your Personal Information, subject to certain exceptions.

•	The right to opt out of our sale(s) (if any) of your Personal Information.

•	The right to request we correct any inaccurate Personal Information maintained about you.

•	The right to limit our use of your sensitive Personal Information to only use that is necessary to perform the services expected or provide the goods reasonably expected.

•	The right not to receive discriminatory treatment for exercising your CPRA rights.

You may submit requests relating to your exercise of CPRA rights to us via email at politan@Longacresquare.com.

We may need to request additional information from you to verify your identity or understand the scope of your request. In verifying requests, we will require you to provide, at a minimum, your telephone number and mailing address. We will use the information you submit and the information we have in our systems to try to verify your identity and to match the Personal Information we have collected about you, if any, to your identity. We endeavor to respond to a verifiable request within 45 days of its receipt. If we require more time, we will inform you of the reason and extension period in writing. We will deliver our written response by mail or electronically, at your option.

You may designate an authorized agent to make a CPRA request on your behalf. In such case, we will ask the agent to provide proof that you have given the agent signed permission to act on your behalf. In addition, we will ask you to (1) verify your identity directly with us in the manner described above and (2) directly confirm with us that you have provided the agent permission to make the request on your behalf.

You may only make a verifiable request for access or data portability twice within a 12-month period.

Questions

If you have questions regarding this notice, please contact us at politan@Longacresquare.com.

DISCLAIMER & PRIVACY POLICY

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Politan’s (defined below) underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Politan that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein have been sourced from third parties. Politan does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Politan Capital Management LP (“Politan”) and the other Participants (as defined below) have filed a preliminary proxy statement and accompanying BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2023 annual stockholders meeting (the “2023 Annual Meeting”) of Masimo Corporation, a Delaware corporation (“Masimo”). Promptly after filing its definitive proxy statement with the SEC, Politan will mail the definitive proxy statement and accompanying BLUE universal proxy card to each stockholder entitled to vote at the 2023 Annual Meeting.

The participants in the proxy solicitation are Politan, Politan Capital Management GP LLC, Politan Capital Partners GP LLC, Politan Capital NY LLC, Politan Intermediate Ltd., Politan Capital Partners Master Fund LP (“Politan Master Fund”), Politan Capital Partners LP (“Politan LP”), Politan Capital Offshore Partners LP (“Politan Offshore” and collectively with Politan Master Fund and Politan LP, the “Politan Funds”), Quentin Koffey, Matthew Hall, Aaron Kapito and Michelle Brennan (collectively, the “Participants”).

As of the date hereof, (i) Politan Master Fund directly owns 4,712,518 shares of common stock, par value $0.001 per share, of Masimo (the “Common Stock”), and (ii) Politan Capital NY LLC is the direct and record owner of 1,000 shares of Common Stock.

Politan, as the investment adviser to the Politan Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 4,713,518 shares of Common Stock (the “Politan Shares”) and, therefore, Politan may be deemed to be the beneficial owner of all of the Politan Shares. The Politan Shares collectively represent approximately 8.9% of the outstanding shares of Common Stock based on 52,779,770 shares of Common Stock outstanding as of April 1, 2023, as reported in Masimo’s Quarterly Report on Form 10-Q filed on May 10, 2023. As the general partner of Politan, Politan Capital Management GP LLC may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Shares and, therefore, Politan Capital Management GP LLC may be deemed to be the beneficial owner of all of the Politan Shares. As the general partner of the Politan Funds, Politan Capital Partners GP LLC may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Shares and, therefore, Politan Capital Partners GP LLC may be deemed to be the beneficial owner of all of the Politan Shares. By virtue of Mr. Koffey’s position as the managing partner and chief investment officer of Politan and as the managing member of Politan Capital Management GP LLC and Politan Capital Partners GP LLC, Mr. Koffey may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Shares and, therefore, Mr. Koffey may be deemed to be the beneficial owner of all of the Politan Shares. As of the date hereof, none of Mr. Hall, Mr. Kapito or Ms. Brennan own beneficially or of record any shares of Common Stock.

IMPORTANT INFORMATION AND WHERE TO FIND IT

POLITAN STRONGLY ADVISES ALL STOCKHOLDERS OF MASIMO TO READ THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY POLITAN WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT, WHEN FILED, AND OTHER RELEVANT DOCUMENTS, WILL ALSO BE AVAILABLE ON WWW.ADVANCEMASIMO.COM AND THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (STOCKHOLDERS CAN CALL TOLL-FREE: +1 (866) 620-9554).